UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Nortech Systems Incorporated
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 9, 2018

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

The Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, on May 9, 2018, at 3:00 p.m., for the following purposes:

1. To elect eight members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2.  To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2018; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 16, 2018, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 9, 2018: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

Your attention is called to the accompanying Proxy Statement.

By Order of the Board of Directors
March 29, 2018	Martin R. Rosenbaum
Secretary

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 2018

This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors of proxies for use at the annual meeting of shareholders to be held at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, on May 9, 2018, at 3:00 p.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The address of the principal executive office of the Company is 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.  We will begin mailing this proxy statement and proxy card to shareholders on or about March 29, 2018.

SOLICITATION AND REVOCATION OF PROXIES

The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to principals and obtaining their proxies.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the annual meeting.  Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS AND REQUIREMENTS

Only shareholders of record as of the close of business on March 16, 2018, will be entitled to sign proxies or to vote. On that date, there were 2,704,823 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares present in person or by proxy at the meeting is required to transact business, and constitutes a quorum for voting on items at the meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted as being present at the meeting in determining the quorum, but neither will be counted as a vote in favor of a matter. A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

Vote Required

Election of Directors.  The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at this annual meeting is required for the election to the Board of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors.

Say-on-Pay.  The advisory vote on executive compensation in PROPOSAL 2 is not binding on us; however, we will consider the shareholders to have approved our executive compensation if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Appointment of Independent Auditor.  The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for fiscal 2018 requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are present and entitled to vote on the matter. An abstention by a shareholder with respect to this proposal will have the same effect as a vote “Against” the proposal.

Routine Versus Non-Routine Matters.  Brokers can vote on their customers’ behalf on “routine” proposals such as PROPOSAL 3, the ratification of appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm.  Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as PROPOSAL 1, the election of directors, and PROPOSAL 2, the advisory vote on executive compensation. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.

Effect of Broker Non-Votes.  If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on PROPOSAL 1 or PROPOSAL 2 which are proposals on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with other non-routine matters for which you do not provide voting instructions. A broker non-vote on any of the proposals presented at the annual meeting will have no effect on the outcome of the proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members. The Board has nominated the individuals below to be elected at the meeting. Except for Messrs. Miller and Rosenstone, all of the nominees are presently directors of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the following eight nominees:

Kathleen P. Iverson

Michael J. Kennedy

David B. Kunin

Ryan P. McManus

Jay Dean Miller

William V. Murray

Steven J. Rosenstone

Richard G. Wasielewski

Following is information regarding the nominees:

Name:	Age:	Position:	Director Since:
Kathleen P. Iverson	62	Director	2015
Michael J. Kennedy	48	Director	2015
David B. Kunin	58	Chairman of the Board of Directors	2015
Ryan P. McManus	45	Director	2016
Jay Dean Miller	58	Director Nominee	Nominee
William V. Murray	57	Director	2016
Steven J. Rosenstone	66	Director Nominee	Nominee
Richard G. Wasielewski	66	President, Chief Executive Officer and Director	2014

Kathleen P. Iverson.  Ms. Iverson is currently the CEO Consulting (retired) of Black Hills IP, a provider of IP, paralegal and trademark services since October 2014. Ms. Iverson previously served on the board of directors of MOCON Inc., which develops, manufactures and markets measurement, analytical and monitoring products for the barrier packaging, food and pharmaceutical markets.  She previously served as a director of Speed Commerce, Inc., a provider of end-to-end e-commerce services from 2008 until 2014. Ms. Iverson served as President and CEO of CyberOptics Corporation, a designer and manufacturer of optical process control sensors and measurement inspection systems used in the electronic assembly and semiconductor industries, from January 2003 until her retirement in January 2014. Ms. Iverson held a variety of positions with CyberOptics beginning in 1998; she was a director from May 1998 through January 2014, and she was Chairman of the Board from August 2009 through January 2014. Ms. Iverson brings to our Board her experience and knowledge from her executive and board positions and strong experience in the electronics manufacturing industry.

Michael J. Kennedy.  Mr. Kennedy is currently the Vice President of Strategic Supply Chain Chemicals & Electronics of Wesco Aircraft Holdings, Inc., a provider of supply chain management solutions to the global aerospace and defense industries, since October 2017. His prior roles at Wesco Aircraft include Vice President of Americas Sales & Global Marketing from October 2016 to September 2017, Vice President of Global Business Development and Marketing from October 2015 to September 2016 and Vice President Sales, Electronic Products, from November 2014 to September 2015.  Prior to joining Wesco, Mr. Kennedy served as Vice President of Asset and Supplier Marketing of WPG Americas, Inc., a leading global distributor of electronic components, from May 2013 to November 2014. From May 1994 to February 2013, Mr. Kennedy held increasingly senior positions at Arrow Electronics, Inc. and was most recently the Vice President EMEA PEMCO Engineering and Marketing. Mr. Kennedy brings to our Board his experience and knowledge from twenty-four years in the electronics products distribution and supply chain management industries.

David B. Kunin.  Mr. Kunin is currently the chief executive officer of Beautopia LLC, a beauty products manufacturing business, since 1998.  From 1997 until October 2011 he served as a director of Regis Corporation, the world’s largest owner and franchisor of hair salons.  He spent ten years in sales and senior management positions for computer companies, contract manufacturing and printed circuit board fabrication.  He serves as president of a family holding company, Curtis Squire, Inc., the owner of 49% of the Company’s outstanding common stock. Mr. Kunin has been a director of the Company since May 2014 and has been the Company’s Chairman of the Board since May 2015.  Mr. Kunin brings to our Board his experience in the contract manufacturing and printed circuit board businesses as well as his twenty years’ business perspective, including as a director of large publicly traded businesses.

Ryan P. McManus.  Mr. McManus is a recognized as a global leader in the field of digital business strategy.  He is currently the Senior Vice President of Partnerships at EVRYTHNG, a Smart Products IoT Platform company. McManus was with Accenture Strategy from 2010 to 2015 and during that time he founded Accenture’s Digital Business Strategy practice and also served as Accenture Strategy’s chief operating officer and a leader in the firm’s Corporate Strategy, M&A and International Expansion practices.  After starting out in 1995 in Chicago with Andersen, in 2002 he joined PriceWaterhouseCoopers as Director of Strategy and Operations and then in 2009 formed RPM Global Advisors delivering strategy, product development and international growth services before joining Accenture.  He has worked with large and small companies on digital business, new venture, and global strategies across industrial, technology, financial services, pharma, health, professional services, retail, and government sectors.  He is the author of several publications and a frequent presenter at summits, forums and institutions in the field of digital and business strategy.  Mr. McManus brings to our Board his experience and knowledge as a global leader in business strategy.  He has been a director since 2016.

Jay Dean Miller.  Mr. Miller, a director nominee, is currently the acting chairman of the board for NXC Imaging, a medical imaging distribution company, a position he has held since 2016.  Mr. Miller also is chairman of the board of NerveVision, which develops medical software products, and is a director of MR Instruments, Inc., which develops magnetic resonance imaging products. From August 2013 to February 2016, he was president, chief executive officer and member of the board of IMRIS, Inc., which designs image-guided surgical solutions, and was previously chief operating officer since 2012.  Prior to 2012, Mr. Miller was the CEO of Zonare, Inc and Vital Images, Inc. in the medical imaging and visualization industry. Early in his career Mr. Miller worked for Siemens Medical Systems (now Siemens Healthineers) and GE Medical Systems (now GE Healthcare). He has also advised and served on the boards of directors of numerous companies in the healthcare industry. Mr. Miller brings to our Board broad experience in the healthcare industry and knowledge of governance and public company compliance.  Mr. Miller was recommended by the Chair of the Nominating and Governance Committee.

William V. Murray. Mr. Murray is currently the president and chief executive officer of CrossCourt Group, LLC, Washington D.C., a life science innovation advisory company. From August 2013 to March 2018, Mr. Murray was president and chief executive officer of the Medical Device Innovation Consortium, a public-private partnership between industry, non-profits and government focused on re-engineering the regulated medical device innovation process.  Mr. Murray currently serves on the boards of MDICand Sonex Health.  From June 2012 to June 2013, he was the chief executive officer of Envoy Medical, a commercial-stage medical technology company that manufactures a fully implantable hearing device.  Mr. Murray served on the board of directors of MTS Systems, Inc., a publicly traded company, from April 2010 to February 2014 and was interim president and chief executive officer of MTS Systems, Inc. from August 2011 to May 2012.  Mr. Murray served as president and chief executive officer and as a member of the board of directors of ReShape Medical, Inc. from 2008 to 2010.  Mr. Murray spent 18 years (1985-2003) with Medtronic Inc. holding various positions of increasing responsibilities from engineer to senior global executive, Mr. Murray also held executive leadership positions with Envoy Medical, VIASYS and Applied Biosystems.  Mr. Murray brings to our Board his experience and knowledge from both his executive positions in the medical device industry and as a director of a publicly owned company.

Steven J. Rosenstone.  Professor Rosenstone, a director nominee, was the Chancellor of the Minnesota State Colleges and Universities from 2011 until his retirement in 2017.  Previously he was Vice President of Scholarly and Cultural Affairs at the University of Minnesota from 2007 to 2011 and Dean of the College of Liberal Arts of the University of Minnesota from 1996 to 2007. He was previously on the faculty at Yale University and the University of Michigan. He has served on numerous boards and commissions including the Minnesota Business Partnership and the Governor’s Workforce Development Board, and he is a member of the American Academy of Arts and Sciences. He twice traveled to the People’s Republic of China on behalf of the University of Minnesota and in 2016 was a member of Governor Mark Dayton’s trade mission to Mexico.  Professor Rosenstone brings to our Board his broad academic background, leadership skills and deep knowledge of the culture and markets of China and Mexico.  Mr. Rosenstone was recommended by the Chairman.

Richard G. Wasielewski.  Mr. Wasielewski has been Chief Executive Officer and a director of the Company since January 1, 2014, and has been President since February 13, 2013. Previously, he was senior vice president and chief financial officer of the Company since April 2004, when he joined the Company.

DIRECTORS MEETINGS

There were five meetings of the Board of Directors during the last fiscal year.  All directors acting that year attended all the meetings of the Board and committees of the Board on which such director served, either in person or telephonically.

We encourage Board members to attend the annual meeting of shareholders.  All the Company directors serving on the Board of Directors at the time of the Company’s 2017 annual meeting were in attendance.

COMMITTEES

The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation Committee, and an Audit Committee.  The members of the Nominating and Corporate Governance Committee are Messrs. Kennedy, Larson, McManus and Richard Perkins, who is retiring from the Board and whose term expires on the date of the annual meeting. The members of the Compensation Committee are Ms. Iverson and Messrs. Kennedy, McManus and Kenneth Larson, who is retiring from the Board and whose term expires on the date of the annual meeting. The members of the Audit Committee are Ms. Iverson and Messrs. Kennedy and Perkins.

In the last fiscal year the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met four times.  The charters of all committees are posted on the Company’s website at www.nortechsys.com.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that Ms. Iverson and Messrs. Kennedy, Larson, McManus, Murray and Perkins are independent directors under the rules established by the Securities and Exchange Commission and the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”).  In evaluating Mr. Murray’s independence, the Board has considered his consulting agreement with the Company, described under “Certain Relationships and

Related-Party Transactions” and has determined that he continues to be independent. However, Mr. Murray does not meet the heightened independence requirements for a member of the Audit Committee because of the consulting agreement, and therefore he withdrew from the Company’s Audit Committee in February 2018 when he entered into the agreement.

Further, the Board has determined that Ms. Iverson is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, the Company’s management and the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with Board members.  These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight.  Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; CEO succession planning is overseen by the Governance and Nominating Committee; and compliance risks are typically overseen by the full Board.  Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board.  The Company’s risk management program as a whole is reviewed annually at a meeting of the Board.  Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee.

EXECUTIVE OFFICERS

The Executive Officers of the Company are as follows:

Name	Age	Position
Richard G. Wasielewski	66	President, Chief Executive Officer and Director
Curtis J. Steichen	61	Senior Vice President, Chief Marketing and Sales Officer
Connie Beck	42	Vice President and Chief Financial Officer
Matt Mahmood	48	Chief Operating Officer

Mr. Wasielewski joined the Company in April 2004 as Vice President and Chief Financial Officer.  He was appointed President and Chief Operating Officer in February 2013 and Chief Executive Officer on January 1, 2014.

Mr. Steichen has been Chief Marketing and Sales Officer since January 2012.  He has held senior marketing and operational positions with the Company since May 2005.

Ms. Beck joined the Company on January 8, 2018, and has held the position of Vice President and Chief Financial Officer since her hiring.  Ms. Beck was formerly vice present of finance and controller for MOCON, Inc., a publicly traded provider of measurement instruments and services, from 2013 to 2017.  Prior to MOCON, Ms. Beck held director-level financial reporting positions with Navarre Corporation and Lakes Entertainment, Inc.  She also has over 10 years of public accounting experience with Grant Thornton, McGladrey & Pullen and Protiviti.  Ms. Beck is a CPA and earned a bachelor of science degree in accounting from Northern Illinois University.

Mr. Mahmood joined the Company on May 15, 2017, and has held the position of Chief Operating Officer since his hiring.  Mr. Mahmood has over 20 years of management experience in manufacturing, technology and finance. He joined Nortech from Marabek, LLC (“Marabek”) in Edina, Minn., an acquisitions and holding company with a global reach; he was managing director. From 2002 to 2015, he was COO at Thermotech Inc. / Pioneer Plastics Inc., of Hopkins and Eagan, Minn., a manufacturing and injection-molding company that supplies global

Fortune 1000 companies in the U.S., Mexico, Asia and Europe. Pioneer and its subsidiaries also provide contract manufacturing, assembly and logistics services. Prior to that, Mahmood was founder and COO for Circata Corporation in Eagan, Minn., a wireless infrastructure developer. Earlier he worked as a senior management and business development advisor with American Express in Minneapolis. He earned a master’s degree in business administration from the Carlson School of Management at the University of Minnesota. Mr. Mahmood is currently active on boards of two Minnesota universities and three non-profits.

COMPENSATION COMMITTEE

The Compensation Committee is composed of the independent outside directors whose names appear below.  The Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee determines the compensation of executive officers of the Company. Compensation for executive officers includes four elements: base salaries, bonuses, share-based compensation and equity appreciation rights.  Salaries are based on factors such as the individual’s level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies.  Bonuses are awarded based on a combination of the executive’s success in meeting certain pre-established individual goals and the Company’s performance in meeting certain financial goals.  All share-based compensation and equity appreciation rights plans are designed to increase the incentive for an executive’s interest in the Company’s success as measured by the market value of its stock or other financial-related measures and to align the interests of the executives with those of the Company’s shareholders.

The Chief Executive Officer’s base compensation for 2017 was established under an amended and restated  employment agreement executed on May 15, 2017.  It was determined that the total compensation of the Chief Executive Officer was comparable to compensation of chief executive officers of comparable companies.  The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Kenneth D. Larson, Chair
Kathleen P. Iverson
Michael J. Kennedy
Ryan P. McManus

Members of the Compensation Committee

EXECUTIVE COMPENSATION

2017 Summary Compensation Table

The table below shows the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2017 and 2016.

Name and Principal Position	Year	Salary $	Option Awards ($)		Non-Equity Incentive Plan Compensation $ (2)	All Other Compensation $ (3)		Total $
Richard G. Wasielewski	2017	299,212	103,680		3,105	75,680		481,677
Chief Executive Officer	2016	279,500	—		10,117	71,352		360,969

Matt Mahmood (1)	2017	149,038	103,680	(4)	—	97,703	(5)	350,421
Chief Operating Officer

Curtis J. Steichen	2017	219,615	—		3,105	54,311		277,031
Senior Vice President	2016	210,000	—		10,117	53,301		273,418

(1)  Mr. Mahmood became an employee and was appointed as Chief Operating Officer on May 15, 2017.

(2)            Represents amounts earned on redeemed units under the Equity Appreciation Rights Plan.  Under this Plan, the Company may award equity appreciation rights units to employees or directors that give the holder the right to receive a cash payment equal to the appreciation in book value per share of common stock from the designated base date to the redemption date.  The units are subject to redemption by the Company 36 months after the designated base date.  Additional information regarding the grants of equity appreciation rights to the named executive officers is included below these footnotes.  This column would also include cash bonus amounts accrued under the Company’s Annual Incentive Compensation Plan; however, there were no such amounts accrued in 2017 or 2016.

(3)            Represents, for Messrs. Wasielewski and Steichen, amounts accrued under the Executive Life Insurance Plan for executive officers. Pursuant to this Plan, the Company has paid a bonus to each officer equal to 15% of the officer’s base annual salary, as well as an additional bonus to cover federal and state income taxes incurred by the officer with respect to the 15% bonus. The officers are required to purchase life insurance and retain ownership of the life insurance policy once it is purchased. The Plan provides a five-year vesting schedule in which the officers vest in their bonus at a rate of 20% each year. Should an officer terminate employment prior to the fifth year of vesting, that officer must reimburse the Company for any unvested amounts. This plan has been terminated as of December 31, 2017.

(4)            Represents the grant date fair value of stock options granted to Messrs. Wasielewski and Mahmood on May 15, 2017.

(5)            Represents amounts paid by the Company to a consulting company majority owned and managed by Mr. Mahmood for consulting services.

The following table sets forth as of December 31, 2017, the outstanding grants of equity appreciation rights, including the grant dates, base dates, redemption dates and number of units granted to each of the named executive officers (“NEOs”).

Name	Grant Date	Base Date	Redemption Date	Units
Richard G. Wasielewski	2/13/2013	12/31/2015	12/31/2018	50,000
	2/13/2013	12/31/2016	12/31/2019	50,000
Curtis J. Steichen	2/13/2013	12/31/2015	12/31/2018	50,000
	2/13/2013	12/31/2016	12/31/2019	50,000
Matt Mahmood	5/15/2017	1/1/2017	12/31/2019	100,000

The value of the aggregate outstanding equity appreciation awards to these individuals as of December 31, 2017, was as follows: Messrs. Wasielewski and Steichen each $0, Mr. Mahmood $1,751.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price $	Option Expiration Date
Richard Wasielewski	—	75,000	(1)	3.43	5/15/2027
Matt Mahmood	—	75,000	(1)	3.43	5/15/2027

(1) Stock options granted on May 15, 2017, which will vest in annually in three equal installments.

Employment Agreements

Richard Wasielewski.  The Company entered into an Amended and Restated Employment Agreement with Richard Wasielewski, the Company’s Chief Executive Officer, on May 15, 2017 (the “CEO Agreement”).  The CEO Agreement supersedes Mr. Wasielewski’s previous employment agreement and change of control agreement. The term of the CEO Agreement continues until December 31, 2018, but may be extended for an additional one year period by mutual consent of the parties.  Under the CEO Agreement, Mr. Wasielewski is entitled to receive an annual salary of $300,000, subject to increase by the Board of Directors.  Mr. Wasielewski is eligible for bonus compensation (the “Wasielewski Bonus Payment”), based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation Committee, with a stated payout percentage of up to 50% of base salary under the bonus plan.  He may participate in the Company’s benefit plans that are currently and hereafter maintained by the Company and for which he is eligible, and he also receives certain perquisites.

Upon entering into the CEO Agreement, and pursuant thereto, the Company granted Mr. Wasielewski a 75,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in three equal installments. The stock option has an exercise price of $3.43 per share, equal to the fair market value of the Company’s common stock on the grant date and expires on May 15, 2027.

The CEO Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the CEO Agreement, if Mr. Wasielewski’s employment is terminated by the Company without Cause (as defined in the CEO Agreement) or by Mr. Wasielewski for Good Reason (as defined in the CEO Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the CEO Agreement or (b) twelve months, (ii) the earned Wasielewski Bonus Payment for the full year in which he is terminated, (iii) the vesting of his stock options and equity appreciation rights units, and (iv) certain retirement benefits set forth in the CEO Agreement.

If Mr. Wasielewski’s employment is terminated within 12 months after a Change of Control (as defined in the CEO Agreement) by the Company without Cause or by Mr. Wasielewski for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the CEO Agreement or (b) eighteen months, (ii) the maximum payable Wasielewski Bonus Payment for the year in which he is terminated, for the portion of such fiscal year through the date of termination, (iii) the vesting of his stock options and equity appreciation rights units, and (iv) certain retirement benefits set forth in the CEO Agreement.

Matt Mahmood. The Company entered into an Employment Agreement with Matt Mahmood, the Company’s Chief Operating Officer, on May 15, 2017 (the “COO Agreement”).  The initial term of the COO Agreement is two years but it may be extended for an additional one year period by mutual consent of the parties.  Under the COO Agreement, Mr. Mahmood is entitled to receive an annual salary of $250,000 during the first year of the COO Agreement’s term and $275,000 thereafter.  Mr. Mahmood is eligible for bonus compensation (the “Mahmood Bonus Payment”) based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation Committee, with a stated payout percentage of up to 50% of base salary under the bonus plan. Mr. Mahmood may participate in the Company’s benefit plans that are currently and hereafter maintained by the Company and for which he is eligible, including, without limitation, 401(k), life insurance and other benefit plans.

Upon entering into the COO Agreement, and pursuant thereto, the Company granted Mr. Mahmood (i) 100,000 equity appreciation right units under the Company’s Restated Equity Appreciation Rights Plan and (ii) a 75,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in three equal installments. Mr. Mahmood’s stock option has an exercise price of $3.43 per share, equal to the fair market value of the Company’s common stock on the grant date and expires on May 15, 2027.

The COO Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the COO Agreement, if Mr. Mahmood’s employment is terminated by the Company without Cause (as defined in the COO Agreement) or by Mr. Mahmood for Good Reason (as defined in the COO Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of

(i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the COO Agreement or (b) twelve months, (ii) the earned Mahmood Bonus Payment for the full year in which he is terminated, and (iii) the vesting of his stock options and equity appreciation rights units as well as the continuation of certain benefits.

If Mr. Mahmood’s employment is terminated within 12 months after a Change of Control (as defined in the COO Agreement) by the Company without Cause or by Mr. Mahmood for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the COO Agreement or (b) eighteen months, (ii) the maximum payable Mahmood Bonus Payment for the full year in which he is terminated, and (iii) the vesting of his stock options and equity appreciation rights units as well as the continuation of certain benefits.

If the Company declines to extend the COO Agreement after its initial two year term, Mr. Mahmood, so long as he has signed and has not revoked a release agreement, will be entitled to receive severance comprised of (i) his base salary in effect at the end of the term for six months, (ii) the earned Mahmood Bonus Payment for 2019, and (iii) the vesting of his stock options and equity appreciation rights units as well as the continuation of certain benefits.

Connie Beck.  The Company entered into an Employment Agreement with Connie Beck on January 8, 2018 (the “Agreement”).  The initial term of the Agreement is 24 months, but it may be extended for an additional one year period by mutual consent of the parties.  Under the Agreement, Ms. Beck is entitled to receive an annual salary of $200,000 during the first year of the Agreement’s term, the annual salary may thereafter be increased in the Board of Director’s (the “Board”) sole discretion or decreased with Ms. Beck’s consent.  Ms. Beck is eligible for bonus compensation (the “Bonus Payment”) based upon her satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation Committee, with a stated payout percentage of up to 35% of base salary under the bonus plan. For the bonus plan year of 2018, Ms. Beck is guaranteed 50% of the bonus for which she is eligible ($35,000); provided, that Ms. Beck remains employed by the Company at the time payment is due.  Ms. Beck may participate in the Company’s benefit plans that are currently and hereafter maintained by the Company and for which she is eligible, including, without limitation, 401(k), pension and other benefit plans.

Upon entering into the Agreement, and pursuant thereto, the Company granted Ms. Beck a 20,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in three equal installments. Ms. Beck’s stock option has an exercise price of $3.77 per share, equal to the fair market value of the Company’s common stock on the grant date and expires on January 8, 2028.

The Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the Agreement, if Ms. Beck’s employment is terminated by the Company without Cause (as defined in the Agreement) or by Ms. Beck for Good Reason (as defined in the Agreement), so long as she has signed and has not revoked a release agreement, she will be entitled to receive severance comprised of (i) her base salary in effect at time of termination for the longer of (a) the remainder of the term of the Agreement or (b) twelve months and (ii) the earned Bonus Payment, prorated for the year in which her employment is terminated through her employment termination date.

If Ms. Beck’s employment is terminated within 12 months after a Change of Control (as defined in the Agreement) by the Company without Cause or by Ms. Beck for Good Reason, so long as she has signed and has not revoked a release agreement, she will be entitled to receive severance comprised of (i) her base salary in effect at time of termination for the longer of (a) the remainder of the term of the Agreement or (b) eighteen months, (ii) the maximum payable Bonus Payment for the year in which she is terminated, prorated for the portion of such year through the date of termination and (iii) the vesting of her stock options and the continuation of certain benefits.

Potential Payments Upon Termination Or Change-In-Control

The terms of the employment agreements for Messrs. Wasielewski and Mahmood provide for severance payments in the event of termination of employment, including upon a change of control or retirement. Such agreements also provide for acceleration of vesting of stock options and equity appreciation awards in certain events. See “Employment Agreements” above.

Mr. Steichen has entered into a change of control agreement with the Company. Under the agreement, in the event of an involuntary termination of any of the NEOs after a change in control of the Company, each officer would receive for 36 months (or in a lump sum, at the officer’s option) his or her base salary, annual bonus at time of termination, and continued participation in the Company’s health, disability and life insurance plans, and additionally up to $10,000 for professional outplacement services.

2017 Director Compensation

	Fees Paid	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Total
Kathleen P. Iverson	$37,000	—	—	—	37,000
Michael J. Kennedy	32,000	—	—	—	32,000
David B. Kunin	57,000	—	—	—	57,000
Kenneth D. Larson	35,500	—	—	—	35,500
Ryan P. McManus	32,000	—	—	—	32,000
William V. Murray	32,000	—	—	—	32,000
Richard W. Perkins	34,000	—	—	—	34,000

Non-employee Board members earned a cash retainer for their service on the Board of Directors and fees for each Board or committee meeting attended. For the 2017 fiscal year, each director earned a retainer of $27,000 and meeting fees of $1,000 per Board meeting and $1,000 per committee meeting. The chairperson of our Board of Directors earned an additional retainer of $25,000. The chairperson of our Audit Committee earned a retainer of $5,000, the chairperson of our Compensation Committee earned a retainer of $3,500, and the chairperson of our Nominating and Governance Committee earned a retainer of $2,000.

The aggregate number of stock option awards outstanding on December 31, 2017, for each of the above-named directors are as follows:

Options
Mr. Larson	11,250
Mr. Perkins	11,250

In addition to the compensation described above, each of the non-employee directors received a grant of equity appreciation rights under the Equity Appreciation Rights Plan on August 3, 2016. Under this Plan, the Company may award equity appreciation rights units to employees or directors that give the holder the right to receive a cash payment equal to the appreciation in book value per share of common stock from the designated base date to the redemption date.  The units are subject to redemption by the Company 36 months after the designated base date.  Information about such grants and the equity appreciation rights units outstanding on December 31, 2017, for each of the above-named directors is as follows:

Name	Grant Date	Base Date	Redemption Date	Units
Ms. Iverson	3/16/2015	1/1/2015	1/1/2018	4,167
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. Kennedy	3/16/2015	1/1/2015	1/1/2018	3,333
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. Kunin	3/16/2015	1/1/2015	1/1/2018	5,000
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. Larson	3/16/2015	1/1/2015	1/1/2018	5,000
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. McManus	8/3/2016	1/1/2016	1/1/2019	3,333
Mr. Murray	8/3/2016	1/1/2016	1/1/2019	3,333
Mr. Perkins	3/16/2015	1/1/2015	1/1/2018	5,000
	8/3/2016	1/1/2016	1/1/2019	5,000

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Company has established a Nominating and Corporate Governance Committee of the Board of Directors.  The Nominating and Corporate Governance Committee advises the Board concerning appropriate composition of the Board and its committees, identifies and recommends qualified individuals, and oversees corporate governance guidelines applicable to the Company.  All the members of this Committee are independent as defined in the NASDAQ Marketplace Rules.

Shareholder Nominees

The Committee has adopted a policy of considering director candidates recommended by shareholders.  Any shareholder desiring to submit such a recommendation should transmit the candidate’s name and qualifications in a letter addressed to:

Nominating and Corporate Governance Committee
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, MN 55369

Director Qualifications

The Company’s directors play a critical role in overseeing the management of the Company and its strategic direction.  Qualifications for candidates are based on various criteria, such as broad business and professional skills and experiences as management or directors of other companies.  Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

The Nominating and Corporate Governance Committee and the Board of Directors have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet the Company’s Code of Business Conduct and Ethics.  The Nominating and Corporate Governance Committee and the Board of Directors retain the right to modify these minimum requirements from time to time.

The Nominating and Corporate Governance Committee and the Board of Directors seek directors with diversity of skills and experiences.  To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following issues are considered:

•                  Skills and experiences that are currently represented on the Board

•                  Desired size of the Board

To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following skills and experiences are considered:

•                  Mergers and acquisitions experience

•                  Financial and compliance expertise

•                  Management and operational experience in the medical device industry and other areas of growth for the Company’s business

•                  Expertise in business strategy, including global strategies

•                  Leadership of a company that has sustained growth

•                  Contract manufacturing expertise

For new candidates, the Nominating and Corporate Governance Committee and the Board of Directors also consider whether the person will provide gender or racial diversity.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated.  If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows the director qualification guidelines.  Candidates may come to the Committee’s attention through present Board members, shareholders or other persons.  All candidates will be evaluated by the Committee and the Committee’s recommendations will then be transmitted to the entire Board.  Assessment of candidates will include a variety of issues, including diversity, skills and experience in the fields of finance and banking, accounting, sales and marketing, technology, international, manufacturing, and an understanding of contract manufacturing and the Company’s industry.

SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, Minnesota 55369

If a shareholder is unsure as to which category the concern relates, the security holder may communicate it to any one of the independent directors in care of Chief Financial Officer at the address of our principal executive offices listed above. All shareholder communications sent in care of our Chief Financial Officer will be forwarded promptly to the applicable director(s).

REPORT OF AUDIT COMMITTEE

The Board of Directors of the Company has adopted a charter for the Audit Committee. The charter charges the Audit Committee with the responsibility for, among other things, reviewing the Company’s audited consolidated financial statements and the financial reporting process. The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls.  The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted U.S. accounting principles.

In carrying out their responsibility, the Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017. The Audit Committee has also discussed the audited consolidated financial statements with Baker Tilly Virchow Krause, LLP and affiliates (“Baker Tilly”), who served as our independent auditor for the 2017 fiscal year, including the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” and received the written disclosures and the letter from Baker Tilly required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications With Audit Committees Concerning Independence”, and has discussed with Baker Tilly their independence. The Audit Committee has also considered whether Baker Tilly provided non-audit services during the last fiscal year which could impact their independence. No such services were provided by Baker Tilly.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2017.

The members of the Audit Committee are “independent” under the rules of the Securities and Exchange Commission and the NASDAQ listing standards.

Kathleen P. Iverson, Chair
Richard W. Perkins
Michael J. Kennedy

Members of the Audit Committee

PROPOSAL 2
APPROVAL OF ADVISORY VOTE ON COMPENSATION OF
NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote at the annual meeting on the following advisory resolution regarding the compensation of our NEOs as described in this Proxy Statement (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of Nortech Systems Incorporated approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in the compensation tables and narrative discussion contained in the ‘Executive Compensation’ section in this Proxy Statement.”

Our executive compensation programs are based on our belief that attracting, retaining and motivating talented executives is critical to the maintenance of our competitive advantage in the electronic contract manufacturing industry and to the achievement of the business goals set by the Board of Directors.  Accordingly, our executive compensation programs are designed to reward executives for achievement of our pre-determined financial and business goals, while also aligning our executives’ interests with those of our shareholders. We believe that we best achieve these goals by providing our executives with a mix of compensation elements that incorporate cash and equity, as well as short-term and long-term components, and that are tied to our business goals.

This advisory vote will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board of Directors or the Compensation Committee. However, the Compensation Committee will review and carefully consider the outcome of the vote. If there are a significant number of negative votes, the Compensation Committee will seek to understand the concerns that influenced the vote and consider them in making future executive compensation decisions.

Upon recommendation of the Compensation Committee of the Board, the Board unanimously recommends a vote FOR the approval of the compensation of our NEOs.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of the Company’s Board has appointed Baker Tilly as the Company’s independent registered public accounting firm for the 2018 fiscal year.  See “Recent Change in Auditor” below.

A representative of Baker Tilly is expected to attend this year’s Annual Meeting, will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she desires to do so.

Recent Change in Auditor

On March 16, 2017, the Audit Committee formally approved the engagement of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. On March 16, 2017, the Company informed RSM that it was being dismissed as the Company’s independent registered public accounting firm.

RSM served as our independent auditor from October 2004 to March 2017. The reports of RSM on the Company’s audited consolidated financial statements for the two most recent fiscal years ended December 31, 2016, and December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2016, and December 31, 2015, and during the subsequent interim period preceding RSM’s dismissal, there were: (i) no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2016, and December 31, 2015, and during the subsequent interim period preceding Baker Tilly’s appointment, neither the Company, nor anyone on its behalf, consulted Baker Tilly with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

On March 20, 2017, we filed with the SEC a Current Report on Form 8-K disclosing the appointment of Baker Tilly as our new independent registered public accounting firm and the related dismissal of RSM from that role.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

For the 2017 and 2016 fiscal years, Baker Tilly and RSM served as the Company’s independent auditor, respectively. The following table presents fees for professional audit services, tax services and other services rendered by Baker Tilly and RSM and affiliates during fiscal years 2017 and 2016, respectively:

	2017	2016
Audit Fees (1)	$198,000	$258,000
Audit-Related Fees (2)	11,000	—
Tax Fees (3)	41,000	—
Total Fees	$250,000	$258,000

(1)                                 Audit fees include fees for the annual audit, interim reviews of the quarterly and regulatory filings.

(2)                                 Audit-related fees are principally for professional services relating to the audit of the 401(k) plan for the year ended December 31, 2016.

(3)                                 Tax fees are for corporate tax return preparation for the year ended December 31, 2016 and related 2016 research and development services.

The Audit Committee of the Board of Directors has reviewed the services provided by Baker Tilly and RSM during fiscal years 2017 and 2016, respectively, and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by the auditors is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with the auditors and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee has established a policy for pre-approving the services provided by the Company’s independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees.  All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2017, and 2016 were pre-approved in accordance with the written charter.

The Board unanimously recommends a vote FOR the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 16, 2018, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and director nominee and by each executive officer identified in the Summary Compensation Table, and by all executive officers, directors and nominees as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Kathleen P. Iverson	—		—
Michael J. Kennedy	—		—
David B. Kunin	30,650	(1)	1.1%
Kenneth D. Larson	18,250	(2)	*
Ryan P. McManus	—		—
William V. Murray	500		*
Richard W. Perkins	39,750	(3)	1.5%
Richard G. Wasielewski	51,474	(4)	1.9%
Curtis J. Steichen	2,500		*
Matt Mahmood	25,000	(5)	*
All executive officers, directors and nominees as a group	168,124	(6)	6.2%

Group consisting of: Curtis Squire, Inc., Anita Kunin and David B. Kunin (7) 7201 Metro Blvd., Edina MN 55439	1,423,985		52.6%
Group consisting of: Kyle S. Packer, Jason R. Herr, Paul B. Luber, Mutiny Fund I, LP, Neal B. Jannol, Garry Anderly, and Keith Pieper (8)	221,620		8.2%

*Less than 1%

(1)            Includes 30,650 shares held directly by Mr. Kunin. Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (7).

(2)            Includes 7,000 shares currently outstanding and 11,250 shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days.

(3)            Includes 28,500 shares currently outstanding and 11,250 shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days.

(4)            Includes 26,474 shares currently outstanding and 25,000 not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days

(5)            Consists of 25,000 shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days

(6)            Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (7).

(7)            Curtis Squire, Inc. a corporation controlled by the family of the late Myron Kunin, owns 1,344,066 shares.  Anita Kunin owns 49,269 shares individually. Voting control in the Company’s shares held by Curtis Squire, Inc. is shared by Curtis Squire’s board of directors, whose members are Anita Kunin, David B. Kunin, James Timothy Kunin, Andrew Kunin and William Kunin. Anita Kunin is David B. Kunin’s mother, and David B. Kunin is a member of the Company’s Board of Directors.

(8)            Based on Amendment No. 5 to Schedule 13D filed on June 28, 2016. As of that date, reported beneficial ownership (sole voting and dispositive power) was as follows: Kyle S. Packer, 8,700 shares; Jason R. Herr, 35,000 shares; Paul B. Luber, 56,000 shares; Mutiny Fund I, LP, 35,000 shares; Neal B. Jannol, 57,500 shares; Garry Anderly, 28,855 shares; Keith Pieper, 515 shares; and Tony Burlingame, 50 shares. Messrs. Packer and Herr are also Managing Members of Mutiny Capital, LLC, a Delaware limited liability company (the “General Partner”), which is the General Partner of Mutiny Fund I, LP.  The group’s address is c/o Kyle S. Packer, 1482 Aqua Vista Drive, Lawrenceburg, Indiana 47025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Related-Party Transactions

The Company has purchased certain products and services from Printed Circuits, Inc. (“PCI”), which is controlled by certain members of the Kunin family group that beneficially owns a majority of the Company’s outstanding stock, as described in footnote (7) under “Security Ownership of Certain Beneficial Owners and Management.” David Kunin, our Chairman, is one of the controlling shareholders of PCI. In connection with these transactions, the Company has made payments to PCI of $24,000 in 2017 and $8,000 in 2016. The Company expects to continue to purchase products and services from PCI. The Company believes that these transactions are on terms comparable to those that the Company could reasonably expect in an arm’s length transaction with an unrelated third party. The transactions between the Company and PCI have been approved by the Audit Committee as described under “Related-Party Transactions Policy” below.

The Company entered into a Consulting Agreement with CrossCourt Group, LLC, which is owned and managed by William Murray, an independent director of the Company, on February 22, 2018.  The term of the Agreement is three months.  Under the Agreement, the consultant will receive $250 per hour for performing consulting services with a maximum daily fee of $2,000.   The Agreement includes customary non-solicitation and confidentiality provisions.

In October 2016, the Company entered into a consulting agreement with Marabek, a limited liability company that is majority owned and managed by Matt Mahmood. On May 15, 2017, Mr. Mahmood became Chief Operating Officer of the Company. Marabek continues to provide consulting services to the Company. The Company made total payments to Marabek of $97,203 in 2017.

Related-Party Transaction Policy

In all cases, we abide by applicable state corporate law when approving all transactions, including transactions involving officers, directors or affiliates. Our policy is to have any related-party transactions (i.e., transactions involving a director, an officer or an affiliate of the Company) be approved by our Audit Committee, which is comprised of Kathleen P. Iverson, Richard W. Perkins and Michael J. Kennedy.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. With the exception of this filing, and based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2017, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required, the Company believes that the following is the list of its officers, directors and greater than ten percent beneficial owners who have failed to file on a timely basis all Section 16(a) filing requirements during the fiscal year ended December 31, 2017: Ryan P. McManus, 1 late report and 1 transaction filed late; William V. Murray, 1 late report and 1 transaction filed late; and Richard Wasielewski, 1 late report and 1 transaction filed late.

2017 ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, is available on the Company’s website at www.nortechsys.com.  You will not receive a printed copy of the Company’s Annual Report on Form 10-K unless you specially request one.  Upon such request, the Company will provide without charge a paper copy of the Annual Report, including the financial statements and financial statement schedules.

Please direct such written requests to Mary Dorn, Corporate Controller, at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.

QUORUM AND VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual, results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. The deadline for voting electronically is 11:59 p.m. (ET) on May 8, 2018, for all holders — registered or beneficial.  If your shares are held directly and you decide to vote electronically, please follow the directions on your proxy card.

SHAREHOLDER PROPOSALS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2019 annual shareholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. To be timely under Rule 14a-8, a shareholder proposal must be received by the secretary of the Company at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, by November 24, 2018. Proposals received by that date will be included in the 2019 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

As set forth in Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual shareholders’ meeting (other than director nominations), that shareholder must deliver notice of the proposal at our principal executive offices at least 45 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2019 annual meeting, notices must be received on or before February 7, 2019.

A shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Maple Grove, Minnesota, at least 120 days in advance of the date of the proxy statement for the prior year’s annual meeting. For the 2019 annual meeting, director nominations must be received on or before November 24, 2018. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2019 annual meeting.

If the date of our 2019 annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the 2018 annual meeting, timely notice of shareholder proposals and shareholder nominations for directors may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2019 annual meeting will be held or the date on which we issue a press release, file a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that the 2019 annual meeting will be held.

OTHER MATTERS

The management does not know of any other matters that may be presented for consideration at the annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Directors

Martin R. Rosenbaum
Secretary
Minneapolis, Minnesota
March 29, 2018

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. NORTECH SYSTEMS INCORPORATED 7 5 5 0 M e ri d i a n C i rc l e N o r t h - S U I T E 1 5 0 MAPLE GROVE, MN 55369 Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold author ity to vote for any For All Withhold For All AllExcept individual nominee(s), mar k “F or All Except” and wr ite the number (s) of the nominee(s) on the line below. The Board of Directors recomm ends you vote FOR ALL the following: 0 0 0 1 . T o e l e c t e i g h t m e m b e r s o f t h e B o a r d o f D i r e c t o r s t o s e r v e f o r a o n e - y e a r t e r m a n d u n t i l t h e i r s u c c e s s o r s a r e e l e c t e d a n d q u a l i f y . Nom inees 01 Kathleen P. Iverson 06 W illiam V. Murray 02 Jay Dean Miller 07 Steven J. Rosenstone 03 Michael J. Kennedy 08 Richard G. W asielewski 04 David B. Kunin 05 Ryan P. McManus The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 0 0 0 0 0 0 0 0 0 2. To approve, on an advisory basis, the compensation of the Company's named executive officers (referred to as the "Say -on-Pay" proposal). 3. To r a t i fy t h e a p po i n t me nt o f B a k e r Ti l l y Vi r c h o w K r au s e, LL P a s t h e i n d e pe n d e n t r e g i st e r e d p u b l ic a cc o u nt i n g fi r m o f t h e C o mp a ny fo r fi s ca l 2 0 1 8 . N OT E : To t r a n s a c t s u c h o t h e r b u s i n e s s a s ma y p r o p e r l y c o me b e fo r e t h e me e t i n g o r a n y a d j o u r n me n t t h e r e o f. W h e r e s t o c k i s r e g i s t e r e d j o i n t l y i n t h e n a m e s o f t w o o r m o r e p e r s o n s , A L L s h o u l d s i g n . S i g n a t u r e ( s ) s h o u l d c o r r e s p o n d e xa c t l y w i t h t h e n a me ( s ) a s s h o w n a b o v e . P l e a s e s i g n a n d d a t e a n d r e t u r n p r o m p t l y i n t h e e n c l o s e d e n v e l o p e . N o p o s t a g e n e e d b e a f f i xe d i f ma i l e d i n t h e Un i t e d S t a t e s . Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000320951_1R1.0.1.1

NORTECH SYSTEMS INCORPORATED
7550 Meridian Circle North - SUITE 150
MAPLE GROVE, MN 55369

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For All	Withhold All	For All Except
0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Kathleen P. Iverson
02 Jay Dean Miller
03 Michael J. Kennedy
04 David B. Kunin
05 Ryan P. McManus
06 William V. Murray
07 Steven J. Rosenstone
08 Richard G. Wasielewski

Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000320951_1 R1.0.1.1!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com 0000320951_2R1.0.1.15 NORTECH SYSTEMS INCORPORATED PROXY FOR ANNUAL MEETING OF SHAREHOLDERS May 9, 2018 NORTECH SYSTEMS INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR each of the director nominees in Proposal 1 and FOR Proposals 2 and 3. The undersigned hereby appoints Mary Dorn and Richard G. Wasielewski and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the "Company") which the undersigned is entitled to vote on the proposals set forth herein at the Annual Meeting of Shareholders of the Company to be held at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, on May 9, 2018, at 3:00 p.m. and at any and all adjournments thereof. The undersigned hereby authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting. Continued, and TO BE COMPLETED AND SIGNED on reverse side